Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Holly Brothers Pictures, Inc. (the “registrant”) on Form 10-K for the year ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brent Willson, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/Brent Willson

Brent Willson

Chief Executive Officer

December 6, 2018